SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) August 22, 2000
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                            The Liberty Corporation
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               (Exact name of Registrant as Specified in Charter)


       South Carolina                1-5846                       57-0507055
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(State or Other Jurisdiction     (Commission File              (IRS Employer
      of Incorporation)                Number)              Identification No.)


2000 Wade Hampton Boulevard, Greenville, SC                         29615
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code        (864) 609-8256
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                                      n/a
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

     In connection with its Definitive Proxy Statement (the "Proxy Statement") on Schedule 14A, filed with the Securities and Exchange Commission (the "SEC") on August 22, 2000, The Liberty Corporation ("Liberty") is including herewith the consent of Ernst & Young LLP ("Ernst & Young"), Liberty's independent auditors, to the reference made to Ernst & Young in the Proxy Statement and to the incorporation by reference of certain financial statements in the Proxy Statement and in certain registration statements filed by Liberty with the SEC.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibit        Description
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23.1           Consent of Ernst & Young LLP, dated August 18, 2000


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      THE LIBERTY CORPORATION


                                      By: /s/ Martha Williams
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                                         Name:  Martha Williams
                                         Title: Vice President, General Counsel
                                                and Secretary

August 22, 2000


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                                 EXHIBIT INDEX

Exhibit        Description
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23.1           Consent of Ernst & Young LLP, dated August 18, 2000